                                                                      EXHIBIT 99


                    Midwest Medical Insurance Holding Company


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Midwest Medical Insurance Holding Company (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David P. Bounk, President and Chief Executive Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2002 (the last date of the period covered by the Report).



/s/ David P. Bounk                                         March 21, 2003
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David P. Bounk                                                  Date
President and Chief Executive Officer

                                                                      EXHIBIT 99


                    Midwest Medical Insurance Holding Company


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Midwest Medical Insurance Holding Company (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Niles Cole, Vice President and Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2002 (the last date of the period covered by the Report).



/s/ Niles Cole                                              March 21, 2003
-----------------------------------------------------  -------------------------
Niles Cole                                                       Date
Vice President and Chief Financial Officer